(in form of certificate, two-sided)

          INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Number _____________
Shares ______________

CUSIP NO. 301955 10 0

EYE MAKERS, INC.

25,000,000 Authorized Shares
$.001 Par Value
Non-Assessable

THIS CERTIFIES THAT ________________________________

IS THE RECORD HOLDER OF __________________________________
Shares of EYE MAKERS, INC. Common Stock transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: __________________

(seal as follows: "Eye Makers, Inc., Corporate Seal, Nevada")

/s/ DARRELL R. JOLLEY                 /s/ WAYNE ALLISON
    Secretary                         President

Countersigned and Registered
Silver State Registrar
P.O. Box 17985
Salt Lake City, Utah 84117
By:_____________________
Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common                 UNIF GIFT MIN ACT - Custodian
 TEN ENT - as tenants by the entireties         (Cust)       (Minor)
 JT TEN - as joint tenants with right of        under Uniform Gifts to Minors
 survivorship and not as tenants                   Act
 in common                                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee
________________

 ---------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)
____________________________________________________________________________
___________________________________________________________________________
__________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

___________________________________________________
NOTICE: Signature must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, broker or any other eligible guarantor institution that is authorized to do so under the Securities Transfer Agents Medallion Program (STAMP) under rules promulgated by the U.S. Securities and Exchange Commission.